UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 27, 2006
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                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


           New York                        1-12709              16-1482357
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  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


The Commons, PO Box 460, Ithaca, New York                           14851
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          (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events; Press Release
On November 27, 2006, the Company issued a press release announcing that its subsidiary, Tompkins Insurance Agencies, Inc., has entered into a letter of intent to purchase H. A. Carey Co., Inc. (known as the Carey McKinney Group) of Ithaca, New York. Closing on the sale is planned for December 31, 2006. Carey McKinney is a full service insurance agency owned and operated by Donald R. Kompf, Jr., Frank M. Smith and the estate of the late Peter Wadach. Mr. Kompf and Mr. Smith will both serve as Senior Vice Presidents of Tompkins Insurance Agencies in Ithaca, working closely with Tompkins Trust Company in assisting customers with their financial needs. Such press release is filed as Exhibit
99.1 hereto.

Item 9.01   Financial Statements and Exhibits
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

      Exhibit No.     Description
      -----------     -----------

        99.1          Press Release of Tompkins Trustco, Inc. dated November 27,
                      2006.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TOMPKINS TRUSTCO, INC.


Date:  November 27, 2006                        By: /s/ JAMES J. BYRNES
                                                    ----------------------------
                                                    James J. Byrnes
                                                    Chairman and CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                                 PAGE
------                 -------------------                                 ----


  99.1         Press Release of Tompkins Trustco, Inc. dated
               November 27, 2006.